Exhibit 99.2

Assured Guaranty Ltd.

Financial Supplement

First Quarter 2007

March 31, 2007

This supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (the “Company”) with the Securities and Exchange Commission, including our 10-Q’s dated March 31, 2006, June 30, 2006, September 30, 2006 and our 10-K for the year ended December 31, 2006.

Some amounts in this Financial Supplement may not add due to rounding.

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward looking statements, including its calculations of adjusted book value, PVP, net present value of estimated future installment premiums in force, total estimated net future premium earnings, and statements regarding ratings improvement and the growth of the direct business could be affected by many events. These events include a significant reduction in the amount of reinsurance ceded by one or more of our principal ceding companies, rating agency action such as a ratings downgrade, difficulties with the execution of the Company’s business strategy, contract cancellations, developments in the world’s financial and capital markets, more severe or frequent losses associated with products affecting the adequacy of the Company’s loss reserve, changes in regulation or tax laws, governmental actions, natural catastrophes, the Company’s dependence on customers, decreased demand or increased competition, loss of key personnel, technological developments, the effects of mergers, acquisitions and divestitures, changes in accounting policies or practices, changes in general economic conditions, other risks and uncertainties that have not been identified at this time, management’s response to these factors, and other risk factors identified in the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Assured Guaranty Ltd.

Selected Financial Highlights

(dollars and shares in millions except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2007	2006	1Q-06
Gross written premiums (GWP) analysis:
Present value of GWP (PVP)(a)	$106.7	$61.8	73%
Less: Financial guaranty installment premium PVP	77.2	44.2	75%
Upfront financial guaranty GWP	29.5	17.6	68%
Plus: Financial guaranty installment GWP	38.7	31.4	23%
Financial guaranty GWP	68.2	49.0	39%
Plus: Mortgage guaranty segment GWP	1.0	2.6	(62)%
Plus: Other segment GWP	3.3	3.8	(13)%
Total GWP	$72.5	$55.4	31%

Net income	$39.0	$34.9	12%
Less: After-tax realized losses on investments	(0.2)	(0.6)	(67)%
Less: After-tax unrealized losses on derivatives	(6.9)	(0.1)	NM
Operating income(b)	$46.1	$35.6	29%

Book value	$1,694.3	$1,673.4	1%
Plus: Net unearned premium reserve, after tax(1)	570.7	452.1	26%
Plus: Net present value of estimate future installment premiums in-force, after tax(d)	456.6	340.6	34%
Less: Deferred acquisition costs (DAC), after tax	194.6	167.2	16%
Adjusted book value(c)	$2,527.0	$2,298.9	10%

ROE, excluding AOCI	9.6%	8.5%
Less: After-tax realized losses on investments	(0.1)%	(0.2)%
Less: After-tax unrealized losses on derivatives	(1.7)%	—
Operating ROE, excluding AOCI(b)	11.3%	8.7%

Per diluted share:
Net income	$0.57	$0.47	21%
Less: After-tax realized losses on investments	—	(0.01)	—
Less: After-tax unrealized losses on derivatives	(0.10)	—	—
Operating income(b)	$0.67	$0.48	40%

Book value	$25.04	$22.67	10%
Plus: Net unearned premium reserve, after tax (1)	8.43	6.13	38%
Plus: Net present value of estimate future installment premiums in-force, after tax(d)	6.75	4.62	46%
Less: DAC, after tax	2.88	2.27	27%
Adjusted book value(c)	$37.34	$31.15	20%

Additional information:
Shares outstanding at the end of period(2)	67.7	73.8	(8)%
Weighted average basic shares outstanding	67.6	73.8	(8)%
Weighted average diluted shares outstanding	68.8	74.9	(8)%

Consolidated net debt service outstanding	$186,852	$150,631	24%
Consolidated net par outstanding	138,853	106,917	30%
Consolidated claims-paying resources	3,466	3,125	11%
Gross par written	10,362	8,129	27%

1.                  Unearned premium reserve (UPR) less pre-paid reinsurance premiums, after tax.

2.                  3/31/07 shares outstanding excludes 1.4 million of nonvested restricted stock and 3/31/06 shares outstanding excludes 1.4 million of nonvested restricted stock, which is considered not issued under FAS 123R.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Income Statements

(dollars and shares in millions, except per share amounts)

	Quarter Ended		% Change
	March 31,		versus
	2007	2006	1Q-06

Revenues
Gross written premiums	$72.5	$55.4	31%

Net written premiums	68.4	50.8	35%

Net earned premiums	53.9	48.1	12%
Net investment income	31.5	26.2	20%
Total revenues	85.4	74.3	15%

Expenses
Loss and loss adjustment expenses	(4.7)	(0.4)	NM
Profit commission expense	1.6	1.3	23%
Acquisition costs	10.8	10.8	0%
Other operating expenses	20.7	17.2	20%
Interest and related expenses	6.6	4.0	65%
Total expenses	35.0	32.9	6%

Income before provision for income taxes	50.4	41.4	22%

Total provision for income taxes	4.3	5.8	(26)%

Operating income(b)	46.1	35.6	29%

After-tax realized losses on investments	(0.2)	(0.6)	(67)%
After-tax unrealized losses on derivatives	(6.9)	(0.1)	NM

Net income	$39.0	$34.9	12%

Per diluted share
Operating income (b)	$0.67	$0.48	40%
After-tax realized losses on investments	—	(0.01)	—
After-tax unrealized losses on derivatives	(0.10)	—	—
Net income	$0.57	$0.47	21%

Effect of refundings
Earned premiums from refundings	$4.9	$3.6	36%
Net income effect	$2.0	$1.6	25%
Net income per diluted share effect	$0.03	$0.02	50%

Weighted average shares outstanding
Basic shares outstanding	67.6	73.8	(8)%
Plus: effect of options	0.6	0.6	0%
Plus: effect of restricted stock	0.6	0.5	20%
Diluted shares outstanding	68.8	74.9	(8)%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

NM = Not meaningful

Assured Guaranty Ltd.

Consolidated GAAP Balance Sheets

(dollars in millions)

	As of :
	March 31,	December 31,
	2007	2006

Assets
Fixed maturity securities, at fair value	$2,391.7	$2,331.1
Short-term investments, at cost which approximates fair value	96.7	134.1
Total investments	2,488.4	2,465.1

Cash and cash equivalents	5.7	4.8
Accrued investment income	23.6	24.2
Deferred acquisition costs	220.4	217.0
Prepaid reinsurance premiums	9.5	7.5
Reinsurance recoverable on ceded losses	10.6	10.9
Premiums receivable	36.2	41.6
Goodwill	85.4	85.4
Unrealized gains on derivative financial instruments	45.6	52.6
Other assets	27.6	26.2
Total assets	$2,953.1	$2,935.3

Liabilities and shareholders’ equity
Liabilities
Unearned premium reserves	$661.0	$644.5
Reserves for losses and loss adjustment expenses	121.0	120.6
Profit commissions payable	16.8	36.0
Reinsurance balances payable	2.7	7.2
Current income taxes payable	6.5	7.2
Deferred income taxes	21.1	39.9
Funds held by Company under reinsurance contracts	24.7	21.4
Unrealized losses on derivative financial instruments	9.4	6.7
Senior Notes	197.4	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7
Liability for tax basis step-up adjustment	10.5	15.0
Other liabilities	38.0	39.0
Total liabilities	1,258.8	1,284.6

Shareholders’ equity
Common stock	0.7	0.7
Additional paid-in capital	716.6	711.3
Retained earnings	935.7	896.9
Accumulated other comprehensive income	41.3	41.9
Total shareholders’ equity	1,694.3	1,650.8

Total liabilities and shareholders’ equity	$2,953.1	$2,935.3

Assured Guaranty Ltd.

Segment Consolidation

(dollars in millions)

	Quarter Ended March 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
Present value of financial guaranty gross written premiums (PVP):(a)
U.S. public finance	$8.8	$4.7	$—	$13.6		$13.6
U.S. structured finance	44.9	3.9	—	48.9		48.9
International	29.9	14.4	—	44.3		44.3
Total PVP	$83.7	$23.1	$—	$106.7		$106.7

Income statement:
Gross written premiums	$49.5	$18.7	$1.0	$69.2	$3.3	$72.5
Net written premiums	48.9	18.5	1.0	68.4	—	68.4

Net earned premiums	28.9	21.9	3.1	53.9	—	53.9

Loss and loss adjustment expenses	1.2	(4.8)	0.1	(3.5)	(1.3)	(4.7)
Profit commission expense	—	0.9	0.7	1.6	—	1.6
Acquisition costs	3.0	7.7	0.2	10.8	—	10.8
Operating expenses	15.9	4.4	0.3	20.7	—	20.7
Total underwriting expenses	$20.1	$8.3	$1.3	$29.7	$(1.3)	$28.5

Underwriting gain	$8.8	$13.6	$1.8	$24.2	$1.3	$25.5

Loss and loss adjustment expense ratio	4.2%	(21.9)%	3.3%	(6.5)%		(8.8)%
Expense ratio	65.4%	59.6%	37.8%	61.5%		61.5%
Combined ratio	69.6%	37.7%	41.1%	55.0%		52.7%

	Quarter Ended March 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
	Direct	Reinsurance(1)	Guaranty	Guaranty	Other	Total
PVP:
U.S. public finance	$8.5	$8.5	$—	$16.9		$16.9
U.S. structured finance	27.6	3.4	—	30.9		30.9
International	5.6	8.3	—	13.9		13.9
Total PVP	$41.6	$20.1	$—	$61.8		$61.8

Income statement:
Gross written premiums	$30.2	$18.8	$2.6	$51.6	$3.8	$55.4
Net written premiums	29.7	18.5	2.6	50.8	—	50.8

Net earned premiums	20.7	23.3	4.2	48.1	—	48.1

Loss and loss adjustment expenses	(1.8)	2.8	(0.2)	0.8	(1.2)	(0.4)
Profit commission expense	—	0.4	0.9	1.3	—	1.3
Acquisition costs	1.8	8.7	0.3	10.8	—	10.8
Operating expenses	13.4	3.4	0.3	17.2	—	17.2
Total underwriting expenses	$13.5	$15.3	$1.3	$30.2	$(1.2)	$29.0

Underwriting gain	$7.2	$8.0	$2.8	$18.0	$1.2	$19.2

Loss and loss adjustment expense ratio	(8.7)%	12.0%	(3.7)%	1.8%		(0.7)%
Expense ratio	73.8%	53.6%	36.1%	61.1%		61.1%
Combined ratio	65.1%	65.6%	32.4%	62.9%		60.4%

1.                  Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
Present value of gross written premiums (PVP)(a)	$41.6	$98.8	$90.9	$70.8	$83.7
Less: Present value of installment premiums(a)	33.2	53.1	69.4	48.6	63.0
Upfront gross written premiums (GWP)	8.5	45.7	21.5	22.2	20.7
Plus: Installment GWP	21.8	22.7	20.4	26.5	28.8
Financial guaranty direct GWP	$30.2	$68.4	$41.9	$48.7	$49.5

Income statement:
Gross written premiums	$30.2	$68.4	$41.9	$48.7	$49.5
Net written premiums	29.7	67.8	41.5	48.0	48.9

Net earned premiums:
Scheduled net earned premiums
U.S. public finance	0.9	1.0	1.0	1.0	1.3
U.S. structured finance	18.6	18.8	18.1	19.8	21.3
International	1.2	1.4	2.7	5.3	4.6
Total scheduled net earned premiums	20.7	21.2	21.8	26.0	27.2
Net earned premiums from refundings	—	—	—	—	1.7
Total net earned premiums	20.7	21.2	21.8	26.0	28.9

Loss and loss adjustment expenses:
Case	(2.0)	(0.4)	(0.3)	0.9	0.2
Portfolio	0.2	(2.1)	—	1.7	1.0
Total loss and loss adjustment expenses	(1.8)	(2.5)	(0.3)	2.6	1.2
Profit commission expense	—	—	—	—	—
Acquisition costs	1.8	2.3	2.1	2.2	3.0
Operating expenses	13.4	12.0	12.2	14.7	15.9
Total expenses	$13.5	$11.8	$14.0	$19.5	$20.1

Underwriting gain	$7.2	$9.4	$7.7	$6.5	$8.8

Loss and loss adjustment expense ratio	(8.7)%	(11.7)%	(1.3)%	10.0%	4.2%
Expense ratio	73.8%	67.4%	65.7%	65.1%	65.4%
Combined ratio	65.1%	55.7%	64.4%	75.1%	69.6%

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Direct Segment (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
PVP (a):
U.S. public finance	$8.5	$6.0	$8.2	$13.0	$8.8
U.S. structured finance	27.6	41.0	45.7	32.5	44.9
International	5.6	51.8	36.9	25.3	29.9
Total	$41.6	$98.8	$90.9	$70.8	$83.7

Gross par written:
U.S. public finance	$283	$326	$423	$628	$609
U.S. structured finance	4,446	10,943	4,968	6,486	5,776
International	648	2,210	5,375	5,007	2,190
Total	$5,377	$13,479	$10,766	$12,121	$8,575

Net par outstanding:
U.S. public finance	$3,250	$2,471	$2,878	$3,499	$3,989
U.S. structured finance	31,559	38,847	39,191	44,467	48,430
International	7,215	9,806	14,865	19,868	21,319
Total	$42,024	$51,124	$56,935	$67,834	$73,738

Net present value of installment premiums in force:(d)	$265.7	$300.5	$358.4	$408.2	$425.3
Unearned premium reserve net of ceded reinsurance	48.6	95.2	114.9	136.8	156.8

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment 1  (1 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
Present value of gross written premiums (PVP)(a)	$20.1	$49.6	$36.5	$45.2	$23.1
Less: Present value of installment premiums(a)	11.0	17.7	16.8	20.8	14.2
Upfront gross written premiums (GWP)	9.1	31.9	19.8	24.4	8.9
Plus: Installment GWP	9.7	9.8	9.9	9.3	9.8
Financial guaranty reinsurance GWP	$18.8	$41.7	$29.7	$33.7	$18.7

Income statement:
Gross written premiums:
Treaty	$12.0	$29.1	$22.4	$19.0	$14.2
Facultative	6.8	12.6	7.3	14.7	4.5
Total gross written premiums	$18.8	$41.7	$29.7	$33.7	$18.7
Net written premiums	18.5	41.3	29.7	33.7	18.5

Net earned premiums:
Scheduled net earned premiums	19.7	21.4	21.3	20.8	18.7
Net earned premiums from refundings	3.6	1.7	4.1	1.8	3.2
Total net earned premiums	23.3	23.1	25.4	22.6	21.9

Loss and loss adjustment expenses:
Case	2.3	1.8	(1.2)	2.4	(7.3)
Portfolio	0.5	3.9	3.0	0.4	2.5
Total loss and loss adjustment expenses	2.8	5.7	1.8	2.8	(4.8)
Profit commission expense	0.4	1.0	0.7	0.6	0.9
Acquisition costs	8.7	8.5	8.9	7.9	7.7
Operating expenses	3.4	3.4	3.9	3.8	4.4
Total expenses	$15.3	$18.5	$15.3	$15.2	$8.3

Underwriting gain	$8.0	$4.6	$10.1	$7.4	$13.6

Loss and loss adjustment expense ratio	12.0%	24.6%	7.1%	12.6%	(21.9)%
Expense ratio	53.6%	55.4%	53.3%	54.7%	59.6%
Combined ratio	65.6%	80.0%	60.4%	67.3%	37.7%

1.  Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), and adjusted book value (c)].

Assured Guaranty Ltd.

Financial Guaranty Reinsurance Segment 1 (2 of 2)

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
PVP (a):
U.S. public finance	$8.5	$29.7	$11.4	$30.4	$4.7
U.S. structured finance	3.4	2.0	3.8	4.5	3.9
International	8.3	17.9	21.4	10.4	14.4
Total	$20.1	$49.6	$36.5	$45.2	$23.1

Gross par written:
U.S. public finance	$1,631	$718	$1,475	$1,367	$754
U.S. structured finance	444	311	453	127	496
International	677	775	800	371	537
Total	$2,752	$1,804	$2,727	$1,865	$1,787

Net par outstanding:
U.S. public finance	$48,309	$48,316	$48,335	$48,836	$48,929
U.S. structured finance	9,387	8,314	8,046	7,116	6,945
International	7,196	7,857	8,263	8,510	9,240
Total	$64,893	$64,487	$64,644	$64,462	$65,115

Net present value of installment premiums in force(d)	$153.8	$158.9	$164.5	$164.9	$160.2
Unearned premium reserve net of ceded reinsurance	431.2	449.4	453.8	464.8	460.9

1.  Due to the timing of receiving reports prepared by our ceding companies, present value of financial guaranty gross written premiums (PVP) for installment premiums, par written and par outstanding on treaty business in our Financial Guaranty Reinsurance segment are reported on a one-quarter lag.  PVP for installment premiums, par written and par outstanding on facultative business in our Financial Guaranty Reinsurance segment are reported on a current quarter basis effective Q1 2006.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [PVP (a), operating income and operating ROE (b), adjusted book value (c), and net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.

Mortgage Guaranty Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
Income statement:
Gross written premiums	$2.6	$1.2	$1.9	$2.7	$1.0
Net written premiums	2.6	1.2	1.9	2.7	1.0
Net earned premiums	4.2	3.7	4.9	9.9	3.1

Loss and loss adjustment expenses:
Case	—	0.1	0.1	(0.1)	—
Portfolio and IBNR	(0.2)	0.3	0.3	(4.9)	0.1
Total loss and loss adjustment expenses	(0.2)	0.4	0.4	(5.0)	0.1
Profit commission expense	0.9	0.7	0.9	4.3	0.7
Acquisition costs	0.3	0.3	0.3	1.3	0.2
Operating expenses	0.3	0.3	0.4	0.3	0.3
Total expenses	$1.3	$1.7	$2.0	$0.9	$1.3

Underwriting gain	$2.8	$2.0	$2.9	$8.9	$1.8

Loss and loss adjustment expense ratio	(3.7)%	9.4%	8.2%	(50.7)%	3.3%
Expense ratio	36.1%	36.4%	31.9%	60.2%	37.8%
Combined ratio	32.4%	45.8%	40.1%	9.5%	41.1%

Risk in force	$1,970	$1,960	$2,003	$1,822	$1,374
Risk written	—	—	—	—	—
Unearned premium reserve net of ceded reinsurance	48.1	45.6	42.6	35.4	33.5

Assured Guaranty Ltd.

Other Segment

(dollars in millions)

	1Q-06	2Q-06	3Q-06	4Q-06	1Q-07
Income statement:
Gross written premiums	$3.8	$0.1	$0.1	$0.1	$3.3
Net written premiums	—	—	—	—	—

Net earned premiums	—	—	—	—	—

Loss and loss adjustment expenses	(1.2)	(10.1)	(1.0)	(1.2)	(1.3)
Profit commission expense	—	—	—	—	—
Acquisition costs	—	—	—	—	—
Operating expenses	—	—	—	—	—
Total expenses	$(1.2)	$(10.1)	$(1.0)	$(1.2)	$(1.3)

Underwriting gain	$1.2	$10.1	$1.0	$1.2	$1.3

Assured Guaranty Ltd.
Loss and LAE Reserves by Segment/Type and Analysis of Net Claims Paid
(dollars in millions)

	As of March 31, 2007
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$1.2	$32.9	$0.1	$34.2	$6.6	$40.8
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.2	28.6	2.3	37.1	—	37.1
Portfolio reserves associated with CMC credits	3.1	32.6	—	35.7	—	35.7
Total	$10.5	$94.1	$2.4	$107.0	$14.0	$121.0

	As of December 31, 2006
	Financial	Financial		Total
	Guaranty	Guaranty	Mortgage	Financial
Reserves by segment and type:	Direct	Reinsurance	Guaranty	Guaranty	Other	Total
Case	$1.0	$36.1	$0.1	$37.2	$6.8	$44.0
IBNR	—	—	—	—	7.4	7.4
Portfolio reserves associated with fundamentally sound credits	6.1	29.1	2.2	37.4	—	37.4
Portfolio reserves associated with CMC credits	2.2	29.6	—	31.8	—	31.8
Total	$9.3	$94.8	$2.3	$106.4	$14.2	$120.6

Analysis of net claims paid

			Full Year	Full Year
	1Q-07	1Q-06	2006	2005
Net claims paid by segment:
Financial Guaranty Direct	$(1.3)	$2.0	$1.7	$4.7
Financial Guaranty Reinsurance	(4.2)	1.4	11.7	(66.6)
Mortgage Guaranty	—	0.1	0.3	0.5
Total Financial Guaranty	$(5.5)	$3.5	$13.7	$(61.4)

Net earned premiums by segment:
Financial Guaranty Direct	$28.9	$20.7	$89.7	$74.5
Financial Guaranty Reinsurance	21.9	23.3	94.4	105.6
Mortgage Guaranty	3.1	4.2	22.7	18.6
Total Financial Guaranty	$53.9	$48.1	$206.7	$198.7

Ratio of net claims paid by segment:
Financial Guaranty Direct	(4.5)%	9.7%	1.9%	6.3%
Financial Guaranty Reinsurance	(19.2)%	6.0%	12.4%	(63.1)%
Mortgage Guaranty	0.0%	2.4%	1.3%	2.7%
Total Financial Guaranty	(10.2)%	7.3%	6.6%	(30.9)%

Assured Guaranty Ltd.
Investment Portfolio
as of March 31, 2007
(dollars in millions)

		Pre-Tax	After-Tax		Annualized
	Amortized	Book	Book		Investment
	Cost	Yield	Yield	Fair Value	Income
Fixed maturity securities available for sale:
U.S. Treasury securities and obligations of U.S. government agencies	$144.5	4.9%	4.2%	$146.7	$7.0
Agency obligations	133.1	5.5%	5.1%	136.5	7.3
Foreign government securities	47.9	4.9%	3.2%	47.4	2.3
Obligations of states and political subdivisions	379.2	4.7%	4.4%	391.9	17.7
Insured obligations of state and political subdivisions	511.5	4.9%	4.6%	538.1	25.1
Corporate securities	136.9	5.6%	4.7%	139.6	7.7
Mortgage-backed securities:
Pass-thrus	742.1	5.4%	4.6%	739.5	39.9
PACs	76.6	4.8%	4.5%	75.6	3.7
Asset-backed securities	176.5	5.0%	4.6%	176.4	8.9
Total fixed maturity securities available for sale	2,348.3	5.1%	4.6%	2,391.7	119.6
Short-term investments	96.7	4.5%	3.4%	96.7	4.4
Total investments	$2,445.0	5.1%	4.5%	$2,488.4	$124.0

Ratings distribution(1):	Fair Value	%
Treasury and U.S. government obligations	$146.7	6.1%
Agency obligations	136.5	5.7%
AAA/Aaa	1,695.3	70.9%
AA/Aa	300.4	12.6%
A/A	112.8	4.7%
Total	$2,391.7	100.0%

Duration of investment portfolio (in years):		4.1

(1)             Ratings are represented by the lower of the Moody’s Investor Services and Standard & Poor’s classifications.

Assured Guaranty Ltd.

Estimated Net Exposure Amortization(1)

(dollars in millions)

	Estimated Net	Estimated Ending Net
	Debt Service	Debt Service
	Amortization	Outstanding

Financial Guaranty Direct
2007 (as of March 31)		$78,555
2007 (April — December)	$5,377	73,178
2008	5,495	67,683
2009	4,073	63,610
2010	5,989	57,621
2011	5,686	51,935

2007—2011	26,620	51,935
2012—2016	33,486	18,449
2017—2021	6,725	11,724
2022—2026	2,242	9,482
After 2026	9,482	—
Total	$78,555

Financial Guaranty Reinsurance
2007 (as of March 31)		$108,297
2007 (April — December)	$4,757	103,540
2008	5,544	97,996
2009	5,792	92,204
2010	5,319	86,885
2011	5,209	81,676

2007—2011	26,621	81,676
2012—2016	23,931	57,745
2017—2021	19,924	37,821
2022—2026	16,039	21,782
After 2026	21,782	—
Total	$108,297

Total Financial Guaranty
2007 (as of March 31)		$186,852
2007 (April — December)	$10,134	176,718
2008	11,039	165,679
2009	9,865	155,814
2010	11,308	144,506
2011	10,895	133,611

2007—2011	53,241	133,611
2012—2016	57,418	76,194
2017—2021	26,649	49,545
2022—2026	18,281	31,264
After 2026	31,264	—
Total	$186,852

(1)             Represents amortization of existing guaranteed portfolio (principal and interest), assuming no advance refundings, as of March 31, 2007. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay guaranteed obligations.

Assured Guaranty Ltd.

Estimated Net Unearned Premium Amortization and Estimated Future Installment Premiums

(dollars in millions)

		Estimated Net Unearned	Estimated	Total Estimated Net Future
	Net Unearned	Premium	Net Future	Premium
	Premiums(1)	Amortization	Installments	Earnings

Financial Guaranty Direct

2007 (as of March 31)	$156.8
2007 (2nd, 3rd & 4th Qtrs)	136.5	$20.3	$59.5	$79.8
2008	129.4	7.1	79.9	87.0
2009	123.1	6.3	72.3	78.5
2010	117.1	6.0	61.5	67.5
2011	111.5	5.7	56.0	61.7

2007—2011	111.5	45.3	329.2	374.5
2012—2016	86.3	25.2	150.7	175.8
2017—2021	66.0	20.3	42.9	63.3
2022—2026	49.2	16.8	21.3	38.1
After 2026	—	49.2	30.0	79.2
Total		$156.8	$574.1	$730.9

Financial Guaranty Reinsurance

2007 (as of March 31)	$460.9
2007 (2nd, 3rd & 4th Qtrs)	427.0	$33.9	$17.3	$51.2
2008	392.8	34.2	27.2	61.3
2009	360.3	32.5	26.5	59.0
2010	329.7	30.6	24.4	55.0
2011	300.9	28.8	23.1	51.9

2007—2011	300.9	160.0	118.5	278.5
2012—2016	184.5	116.5	92.8	209.3
2017—2021	107.2	77.2	65.3	142.6
2022—2026	57.2	50.0	50.1	100.1
After 2026	—	57.2	68.4	125.5
Total		$460.9	$395.1	$856.0

Total Financial Guaranty

2007 (as of March 31)	$617.7
2007 (2nd, 3rd & 4th Qtrs)	563.5	$54.2	$76.8	$131.0
2008	522.2	41.3	107.0	148.3
2009	483.4	38.8	98.8	137.6
2010	446.9	36.5	86.0	122.5
2011	412.4	34.5	79.2	113.6

2007—2011	412.4	205.3	447.8	653.0
2012—2016	270.8	141.6	243.5	385.1
2017—2021	173.2	97.6	108.2	205.8
2022—2026	106.4	66.8	71.4	138.2
After 2026	—	106.4	98.4	204.7
Total		$617.7	$969.2	$1,586.9

(1)             Unearned premium amounts are U.S. GAAP based and net of prepaid reinsurance premiums.

Assured Guaranty Ltd.

Financial Guaranty Profile (1 of 7)

As of March 31, 2007

(dollars in millions)

Net Par Outstanding and Average Rating by Asset Type

	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Sector	Net Par Outstanding	Avg. Rating(7)	Net Par Outstanding	Avg. Rating(7)	Net Par Outstanding	Avg. Rating(7)
U.S. public finance
General obligation	$983	A+	$11,632	A+	$12,615	A+
Tax backed	1,316	BBB+	10,717	A+	12,032	A+
Municipal utilities	126	BBB+	9,490	A+	9,616	A+
Transportation	42	AAA	6,661	A	6,703	A
Healthcare	1,098	A-	5,561	A	6,659	A
Investor-owned utilities	39	AAA	1,617	BBB+	1,656	A-
Higher education	373	BBB	918	A+	1,292	A
Housing	—	—	1,030	AA-	1,030	AA-
Structured municipal(1)	—	—	570	AAA	570	AAA
Other public finance(2)	12	BBB	732	A	744	A
Total U.S. public finance	$3,989	A-	$48,929	A+	$52,918	A+

U.S. structured finance
Pooled corporate obligations(3)	$27,144	AAA	$1,602	AA+	$28,746	AAA
Commercial receivables(4)	6,029	AAA	1,958	A-	7,987	AA
Subprime mortgage-backed and home equity	6,616	AAA	384	AA-	6,999	AA+
Prime mortgage-backed and home equity	3,562	A	1,592	A-	5,154	A
Consumer receivables(5)	2,359	AA+	670	BBB	3,029	AA
Other structured finance(6)	2,720	AA+	739	A+	3,459	AA+
Total U.S. structured finance	$48,430	AA+	$6,945	A	$55,375	AA+

International
Regulated Utilities	$2,883	A+	$2,738	BBB+	$5,621	A-
Pooled corporate obligations(3)	4,025	AAA	1,108	AAA	5,133	AAA
Mortgage-backed and home equity	4,518	AAA	294	AA	4,811	AAA
Pooled infrastructure	4,449	AAA	—	—	4,449	AAA
Infrastructure	885	AA	3,002	BBB	3,887	BBB+
Other structured finance	2,279	AA	1,185	A	3,464	AA-
Public finance	834	A+	486	A	1,320	A+
Future flow	658	BBB	297	BBB	955	BBB
Insurance securitizations	789	A-	131	A	920	A-
Total international	$21,319	AA	$9,240	A-	$30,559	AA-

Total exposures	$73,738	AA+	$65,115	A	$138,853	AA-

Mortgage guaranty risk in force					$1,374	N/A

(1)             Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

(2)             Other public finance: primarily includes student loans and government-sponsored project finance.

(3)             Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

(4)             Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

(5)             Consumer receivables: principally includes auto loan receivables and credit card receivables.

(6)             Other structured finance: includes trade receivable securitizations, secured structured lending and manufactured housing.

(7)             Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (2 of 7)

(dollars in millions)

Gross Par Written by Asset Type

	Financial Guaranty Direct	Financial Guaranty Reinsurance	Consolidated
Sector	1Q-07	1Q-07	1Q-07
U.S. public finance
Tax backed	$558	$374	$932
General obligation	28	173	201
Healthcare	—	109	109
Municipal utilities	6	45	52
Investor-owned utilities	—	50	50
Higher education	18	1	18
Housing	—	—	—
Transportation	—	—	—
Structured municipal(1)	—	—	—
Other public finance(2)	—	1	1
Total U.S. public finance	$609	$754	$1,363

U.S. structured finance
Pooled corporate obligations(3)	$3,833	$290	$4,123
Subprime mortgage-backed and home equity	1,000	4	1,004
Prime mortgage-backed and home equity	416	192	609
Consumer receivables(5)	500	3	503
Commercial receivables(4)	—	7	7
Other structured finance(6)	28	—	28
Total U.S. structured finance	$5,776	$496	$6,273

International
Pooled corporate obligations(3)	$1,504	$89	$1,593
Regulated utilities	686	156	842
Infrastructure	—	205	205
Other structured finance	—	53	53
Mortgage-backed and home equity	—	18	18
Public finance	—	16	16
Pooled infrastructure	—	—	—
Future flow	—	—	—
Insurance securitizations	—	—	—
Total international	$2,190	$537	$2,726

Total gross par written	$8,575	$1,787	$10,362

1.                  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

2.                  Other public finance: primarily includes student loans and government-sponsored project finance.

3.                  Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

4.                  Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

5.                  Consumer receivables: principally includes auto loan receivables and credit card receivables.

6.                  Other structured finance: includes trade receivable securitizations, secured structured lending and manufactured housing.

Assured Guaranty Ltd.

Financial Guaranty Profile (3 of 7)

(dollars in millions)

Distribution by ratings of financial guaranty portfolio

	As of March 31, 2007
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$59,021	80.0%	$4,799	7.4%	$63,821	46.0%
AA/Aa	2,732	3.7%	19,340	29.7%	22,072	15.9%
A/A	5,764	7.8%	26,621	40.9%	32,385	23.2%
BBB/Baa	6,113	8.3%	13,279	20.4%	19,392	14.0%
Below investment grade	107	0.1%	1,076	1.7%	1,183	0.9%
Total exposures	$73,738	100.0%	$65,115	100.0%	$138,853	100.0%

	As of December 31, 2006
	Financial Guaranty Direct		Financial Guaranty Reinsurance		Consolidated
Ratings(1)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$52,606	77.6%	$4,448	6.9%	$57,054	43.1%
AA/Aa	4,028	5.9%	18,955	29.4%	22,983	17.4%
A/A	5,757	8.5%	27,065	42.0%	32,822	24.9%
BBB/Baa	5,351	7.9%	12,831	19.9%	18,182	13.7%
Below investment grade	92	0.1%	1,163	1.8%	1,255	0.9%
Total exposures	$67,834	100.0%	$64,462	100.0%	$132,296	100.0%

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (4 of 7)

(dollars in millions)

Geographic distribution of financial guaranty portfolio, as of March 31, 2007

U.S.:	Net Par Outstanding	%
California	$7,771	5.6%
New York	5,874	4.2%
Texas	3,306	2.4%
Illinois	2,997	2.2%
Florida	2,796	2.0%
Massachusetts	2,625	1.9%
Pennsylvania	2,341	1.7%
New Jersey	2,032	1.5%
Puerto Rico	1,954	1.4%
Washington	1,906	1.4%
Other states	19,316	13.9%
Mortgage and structured (multiple states)	55,375	39.9%
Total U.S.	$108,293	78.0%

International:
United Kingdom	$19,617	14.1%
Germany	2,813	2.0%
Australia	1,302	0.9%
Turkey	623	0.4%
Italy	466	0.3%
Other	5,739	4.1%
Total International	$30,559	22.0%

Total exposures	$138,853	100.0%

Assured Guaranty Ltd.

Financial Guaranty Profile (5 of 7)

(dollars in millions)

Distribution by ratings of pooled corporate obligations

	March 31, 2007		December 31, 2006
	Net Par		Net Par
Ratings(1)	Outstanding	%	Outstanding	%
AAA/Aaa	$31,553	93.1%	$25,565	87.6%
AA/Aa	2,202	6.5%	3,473	11.9%
A/A	74	0.2%	75	0.3%
BBB/Baa	17	0.1%	17	0.1%
Below investment grade	33	0.1%	37	0.1%
Total exposures	$33,879	100.0%	$29,167	100.0%

Distribution of pooled corporate obligations by year of issue as of March 31, 2007

	Net Par
	Outstanding	%
2000 and prior	$264	0.8%
2001	562	1.7%
2002	3,036	9.0%
2003	2,256	6.7%
2004	1,589	4.7%
2005	7,384	21.8%
2006	13,598	40.1%
2007 year to date	5,190	15.3%
	$33,879	100.0%

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.

Financial Guaranty Profile (6 of 7)

(dollars in millions)

Distribution by ratings of residential mortgage-backed securities

	March 31, 2007					December 31, 2006
				Total Net Par		Net Par
Ratings(1)	U.S. Prime	U.S. Subprime	International	Outstanding	%	Outstanding	%
AAA/Aaa	$1,422	$6,519	$4,311	$12,253	72.2%	$11,714	72.2%
AA/Aa	121	2	207	329	1.9%	253	1.6%
A/A	703	174	190	1,067	6.3%	1,241	7.7%
BBB/Baa	2,908	194	103	3,205	18.9%	2,916	18.0%
Below investment grade	—	111	—	111	0.7%	97	0.6%
Total exposures	$5,154	$6,999	$4,811	$16,965	100.0%	$16,221	100.0%

Distribution of U.S. subprime residential mortgage-backed securities by rating as of March 31, 2007

	Direct	Reinsurance	Total
	Net Par	Net Par	Net Par
Ratings(1)	Outstanding	Outstanding	Outstanding
AAA/Aaa	$6,233	$286	$6,519
AA/Aa	—	2	2
A/A	154	20	174
BBB/Baa	162	31	194
Below investment grade	66	45	111
	$6,616	$384	$6,999

Distribution of residential mortgage-backed securities by year of issue as of March 31, 2007

				Total Net Par
	U.S. Prime	U.S. Subprime	International	Outstanding	%
2000 and prior	$105	$65	$67	$237	1.4%
2001	19	28	205	252	1.5%
2002	56	23	270	349	2.1%
2003	130	482	170	782	4.6%
2004	818	665	71	1,555	9.2%
2005	2,176	111	1,248	3,536	20.8%
2006	1,437	4,625	2,781	8,843	52.1%
2007 year to date	412	1,000	—	1,412	8.3%
	$5,154	$6,999	$4,811	$16,965	100.0%

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Financial Guaranty Profile (7 of 7)
(dollars in millions)

Historical Net Par Outstanding and Average Rating by Asset Type

	As of March 31,		As of December 31,
	2007		2006		2005
Sector	Net Par Outstanding	Avg. Rating(7)	Net Par Outstanding	Avg. Rating(7)	Net Par Outstanding	Avg. Rating(7)
U.S. public finance
General obligation	$12,615	A+	$12,700	A+	$11,965	A+
Tax backed	12,032	A+	11,812	A+	10,671	A+
Municipal utilities	9,616	A+	9,673	A+	10,378	A+
Transportation	6,703	A	6,302	A	6,407	A
Healthcare	6,659	A	6,580	A	6,003	A
Investor-owned utilities	1,656	A-	1,580	BBB+	1,431	A-
Higher education	1,292	A	1,282	A	1,177	A
Housing	1,030	AA-	1,083	AA-	1,148	AA-
Structured municipal(1)	570	AAA	578	AAA	829	AAA
Other public finance(2)	744	A	745	A	760	A
Total U.S. public finance	$52,918	A+	$52,335	A+	$50,769	A+

U.S. structured finance
Pooled corporate obligations(3)	$28,746	AAA	$25,604	AAA	$19,177	AAA
Commercial receivables(4)	7,987	AA	7,879	AA	4,358	AA-
Subprime mortgage-backed and home equity	6,999	AA+	6,390	AA+	4,221	AA+
Prime mortgage-backed and home equity	5,154	A	4,849	A	5,451	A
Consumer receivables(5)	3,029	AA	2,663	AA-	2,413	A
Other structured finance(6)	3,459	AA+	4,199	AA	2,958	AA
Total U.S. structured finance	$55,375	AA+	$51,583	AA+	$38,578	AA

International
Regulated utilities	$5,621	A-	$4,780	A-	$—	—
Pooled corporate obligations(3)	5,133	AAA	3,563	AAA	2,111	AAA
Mortgage-backed and home equity	4,811	AAA	4,982	AAA	2,139	AA+
Pooled infrastructure	4,449	AAA	4,616	AAA	—	—
Infrastructure	3,887	BBB+	3,640	BBB+	3,461	A-
Other structured finance	3,464	AA-	3,664	AA-	3,020	A
Public finance	1,320	A+	1,202	A+	1,456	A
Future flow	955	BBB	1,008	BBB	931	BBB
Insurance securitizations	920	A-	923	A-	—	—
Total international	$30,559	AA-	$28,378	AA-	$13,118	A+
Total exposures	$138,853	AA-	$132,296	AA-	$102,465	AA-
Mortgage guaranty risk in force	$1,374	N/A	$1,822	N/A	$2,332	N/A

Distribution by ratings of financial guaranty portfolio

	March 31, 2007		December 31, 2006		December 31, 2005
Ratings(7)	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA/Aaa	$63,821	46.0%	$57,054	43.1%	$34,492	33.7%
AA/Aa	22,072	15.9%	22,983	17.4%	19,978	19.5%
A/A	32,385	23.2%	32,822	24.9%	30,258	29.5%
BBB/Baa	19,392	14.0%	18,182	13.7%	16,404	16.0%
Below investment grade	1,183	0.9%	1,255	0.9%	1,333	1.3%
Total exposures	$138,853	100.0%	$132,296	100.0%	$102,465	100.0%

1.                  Structured municipal: includes excess of loss reinsurance on portfolios of municipal credits where the Company attached in excess of the AAA rating level.

2                     Other public finance: primarily includes student loans and government-sponsored project finance.

3.                  Pooled corporate obligations are structured financings backed by a pool of debt obligations. These financings are typically structured in multiple tranches (layers) from equity (first loss) through super senior (high excess). Losses on defaulted pool assets are allocated successively first to the equity tranche then to higher rated tranches.

4                     Commercial receivables: principally includes equipment leases and commercial mortgage-backed securities.

5.                  Consumer receivables: principally includes auto loan receivables and credit card receivables.

6.                  Other structured finance: includes trade receivable securitization, secured structured lending and manufactured housing.

7.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

Assured Guaranty Ltd.
Non-Investment Grade Exposures
as of March 31, 2007
(dollars in millions)

Non-Investment Grade Exposures by: Asset Type	Weighted Average Remaining Life	Net Par Outstanding	Average Rating [1]
U.S. public finance
Transportation	19.4	$217	B+
General obligation	14.5	79	BB+
Tax backed	16.5	73	BB
Healthcare	10.8	59	B+
Municipal utilities	10.5	13	C
Housing	13.3	4	B-
Investor-owned utilities	10.8	2	BB
Higher education	13.4	1	BB+
Structured municipal	—	—	—
Other public finance	15.3	4	D
Total U.S. public finance	16.6	$451	BB-
U.S. structured finance
Commercial Receivables	5.5	$171	B+
Subprime mortgage-backed and home equity	6.8	111	B-
Pooled corporate obligations	4.5	33	B
Consumer receivables	1.6	2	BB
Prime mortgage-backed and home equity	5.9	—	D
Other structured finance	8.0	134	BB-
Total U.S. structured finance	6.5	$451	B+
International
Infrastructure	19.0	$256	C
Other structured finance	9.0	25	B-
Pooled infrastructure	—	—	—
Pooled corporate obligations	—	—	—
Public finance	—	—	—
Total international	18.1	$281	CC
Total non-investment grade exposures	13.1	$1,183	B

Top Ten Non-Investment Grade Exposures as of March 31, 2007

Name or Description	Weighted Average Remaining Life	Net Par Outstanding	Average Rating(1)
Eurotunnel—Fixed-Link Finance & Fixed-Link Finance(2)	20.7	$222	D
Public Finance Infrastructure Transaction	21.1	165	BB-
Structured Finance Domestic Manufactured Housing Transactions(3)	6.4	122	BB+
Structured Finance Domestic Auto Fleet Financing Transaction	2.5	108	BB+
Puerto Rico Public Finance Corporation	15.4	70	BB+
Northwest Airlines EETC Transactions	8.3	33	D
International Airport Facility	7.1	33	BB
Structured Finance Domestic Franchise Loan Receivable Transactions(4)	13.5	29	B
Louisiana State Stadium & Exposition District	20.3	29	BB
New Orleans Louisiana Exhibit Hall—Morial	16.2	29	BB
Total	14.5	$840	B

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2.                  Exposure comprised of four series:  $149.7 million,  $38.3 million, $27.2 million, and $7.2 million - all rated ‘D’.

3.                  Exposure comprised of twelve series: 10 series totaling $119.5 million - rated ‘BB+’, $1.4 million rated ‘BB’, and $1.5 million rated ‘B’.

4.                  Exposure comprised of two series: one in the amount of $15.4 million and the other for $14.1 million both rated ‘B’.

Assured Guaranty Ltd.
Closely Monitored Credits (“CMC”)
(dollars in millions)

Net par outstanding by credit monitoring category(1)

	March 31, 2007
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$137,623	99.1%

Closely monitored credits:
Category 1	749	0.5%	30
Category 2	321	0.2%	18
Category 3	109	0.1%	18
Category 4	22	—	13
CMC Total	1,201	0.9%	79
Other below investment grade risk	29	—	58
Total	$138,853	100.0%

	December 31, 2006
Description	Net Par Outstanding	%	Number of Credits in Category
Fundamentally sound risk	$130,944	99.0%

Closely monitored credits:
Category 1	855	0.6%	43
Category 2	318	0.2%	13
Category 3	123	0.1%	18
Category 4	22	—	13
CMC Total	1,318	1.0%	87
Other below investment grade risk	34	—	68
Total	$132,296	100.0%

1.  Our surveillance department is responsible for monitoring our portfolio of credits and maintains a list of closely monitored credits. The closely monitored credits are divided into four categories: Category 1 (low priority; fundamentally sound, greater than normal risk); Category 2 (medium priority; weakening credit profile, may result in loss); Category 3 (high priority; claim/default probable, case reserve established); Category 4 (claim paid, case reserve established for future payments). The closely monitored credits include all below investment grade (BIG) exposures where there is a material amount of exposure (generally greater than $10.0 million) or a material risk of the Company incurring a loss greater than $0.5 million. The closely monitored credits also include investment grade (IG) risks where credit quality is deteriorating and where, in the view of the Company, there is significant potential that the risk quality will fall below investment grade.

Assured Guaranty Ltd.
Largest Exposures by Sector (Part 1 of 4)
as of March 31, 2007
(dollars in millions)

25 Largest U.S. Public Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
California State General Obligation & Leases	$838	A+
New York City General Obligation & Leases	687	A+
Long Island Power Authority	665	A-
New Jersey State General Obligation & Leases	658	AA-
Chicago Illinois General Obligation & Leases	624	AA-
Puerto Rico General Obligation & Leases	619	BBB-
Massachusetts State General Obligation & Bay Transportation	596	AA-
Jefferson County Alabama Sewer	578	A
Washington State General Obligation	563	AA
New York State MTA—Transportation Revenue	541	A
Los Angeles California Unified School District	521	AA-
New York City Municipal Water Finance Authority	520	AA
Puerto Rico Highway & Transportation Authority	494	BBB
New York State General Obligation & Leases	464	AA
Energy Northwest	439	AA
Denver Colorado Airport System	428	A
Houston Texas Water & Sewer System	421	A+
Puerto Rico Electric Power Authority	408	BBB+
San Francisco California Airport	403	A
New Jersey State Turnpike Authority	350	A
Port Authority of New York & New Jersey	329	AA-
Massachusetts School Building Authority	327	AA
Chicago Illinois Public Building—Board Of Education	286	A
Los Angeles County Metro Trans—Sales Tax	285	AA-
Wisconsin State General Obligation	282	AA-
Total top 25 U.S. public finance exposures	$12,326

1.  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2. Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 2 of 4)

as of March 31, 2007

(dollars in millions)

25 Largest U.S. Structured Finance Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Structured Finance Corporate Pool	$914	AAA
Field Point III & IV, Limited	887	AA-
Private — CDO	760	AAA
Field Point I & II, Limited	742	AA-
Synthetic CDO — IG Corporate	740	AAA
Sandelman Finance 2006-1 Limited	672	AA
Private — CDO	670	AAA
Synthetic CDO — IG ABS	594	AAA
Private — CDO	540	AAA
Private — Mortgage Backed Securities	500	A
Private — Consumer ABS	500	AAA
Private — Consumer ABS	500	AAA
Private — CDO	489	AAA
Synthetic CDO — IG Corporate	438	AAA
Synthetic CDO — IG Corporate	438	AAA
Synthetic CDO — IG Corporate	438	AAA
Countrywide Home Equity Loan Trust 2005-J Cl 1-A	436	BBB-
Countrywide Home Equity Loan Trust 2005-J Cl 2-A	435	BBB-
Private — Consumer ABS	420	AAA
Synthetic CDO — IG Corporate	410	AAA
Southfork CLO Ltd. Series 2005-A1 Class A1G	380	AAA
Private — CDO	373	AAA
Private — Mortgage Backed Securities	371	BBB-
Private — Consumer ABS	356	AAA
Synthetic CDO — HY Corporate	328	AAA
Total top 25 U.S. structured finance exposures	$13,331

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2.                  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.

Largest Exposures by Sector (Part 3 of 4)

as of March 31, 2007

(dollars in millions)

10 Largest Healthcare Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)	State
Covenant Health	$177	A-	TN
Texas Health Resources	153	A+	TX
Ascension Health Credit Group	144	AA	MO
Catholic Healthcare Partners	137	AA-	OH
Catholic Healthcare West	132	A-	CA
W.A. Foote Memorial Hospital	125	A	MI
Sutter Health Obligated Group	117	AA-	CA
Medstar Health Inc.	109	BBB	MD
St. Barnabas Health Care System	106	BBB	NJ
Methodist Hospital	102	A+	TX
Total top 10 healthcare exposures	$1,302

10 Largest International Exposures

	Net Par
Revenue Source	Outstanding(2)	Rating(1)
Private — Mortgage Backed Securities	$1,477	AAA
Paragon Mortgages (No.13) PLC	1,284	AAA
Graphite Mortgages PLC Provide Graphite 2005-2	1,225	AAA
International Infrastructure Pool	972	AAA
International Infrastructure Pool	972	AAA
International Infrastructure Pool	972	AAA
Essential Public Infrastructure Capital II	863	AAA
Nemus Funding No.1 PLC	694	AAA
Stichting Profile Securitisation I	669	AAA
Synthetic CDO — IG ABS	632	AAA
Total top 10 international exposures	$9,760

1.                  Assured Guaranty internal rating. Our scale is comparable to that of the nationally recognized rating agencies.

2.                  Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.
Largest Exposures by Sector (Part 4 of 4)
as of March 31, 2007
(dollars in millions)

10 Largest Mortgage Servicers (Prime and Subprime)

Revenue Source	Net Par Outstanding(1)
Countrywide Home Loans, Inc.	$2,334
European Mortgage Servicer (Private Transaction)	1,477
Residential Funding Corporation	1,465
Paragon Finance PLC	1,284
Northern Rock	1,225
AMC Mortgage Services	1,033
Wells Fargo	888
East West Bank	839
Chevy Chase Bank, F.S.B.	550
Aurora Loan Services LLC	462
Total top 10 mortgage servicers (prime and subprime) exposures	$11,557

1.      Excludes net par in force for transactions insured by a AAA monoline financial guaranty company.

Assured Guaranty Ltd.
Consolidated Capital and Claims Paying Resources
(dollars in millions)

	As of March 31, 2007			As of December 31, 2006
	AGC	AG Re(1)	Consolidated	AGC	AG Re(1)	Consolidated
Statutory surplus and reserves
Unearned premium reserve(2)	$240	$454	$694	$239	$444	$683
Contingency reserve	663	—	663	631	—	631
Policyholders’ surplus	272	758	1,030	286	741	1,027
Loss & loss adjustment expense reserves(3)	13	18	31	15	18	33
Total policyholders’ surplus & reserves	$1,188	$1,230	$2,418	$1,171	$1,203	$2,374
Claims paying resources
Policyholders’ surplus	$272	$758	$1,030	$286	$741	$1,027
Contingency reserve	663	—	663	631	—	631
Qualified statutory capital	935	758	1,693	917	741
Unearned premium reserve(2)	240	454	694	239	444	683
Loss & loss adjustment expense reserves(3)	13	18	31	15	18	33
Total policyholders’ surplus & reserves	1,188	1,230	2,418	1,171	1,203	2,374
Present value of installment premium (d)	365	228	593	356	230	586
Standby line of credit/stop loss	455	—	455	455	—	455
Total claims paying resources	$2,008	$1,458	$3,466	$1,982	$1,433	$3,415
Net par insured outstanding	$72,902	$66,037	$138,853	$68,370	$63,927	$132,296
Net debt service outstanding	$89,938	$97,050	$186,852	$85,522	$94,652	$180,174
Ratios:
Net par insured to statutory capital	78:1	87:1	82:1	75:1	86:1	80:1
Capital ratio(4)	96:1	128:1	110:1	93:1	128:1	109:1
Financial resources ratio(5)	45:1	67:1	54:1	43:1	66:1	53:1

1.                  AG Re numbers are our estimate of U.S. statutory as the company files Bermuda statutory financial statements.

2.                  Unearned premium reserve for AG Re is U.S. GAAP based and net of prepaid reinsurance premiums.

3.                  Loss & loss adjustment reserves for AG Re is U.S. GAAP based and net of reinsurance recoverable and portfolio reserves.

4.                  Capital ratio is net par and interest insured divided by qualified statutory capital.

5.                  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Note: Please refer to endnotes for explanation of non-GAAP financial measures [net present value of estimated future installment premiums in force (d)].

Assured Guaranty Ltd.
Summary Financial and Statistical Data
(dollars in millions, except per share amounts)

		Year Ended December 31,
	YTD 1Q-2007	2006	2005	2004
GAAP Summary Income Statement Data

Gross premiums written	$72.5	$325.7	$252.1	$190.9
Net earned premiums	53.9	206.7	198.7	187.9
Net investment income	31.5	111.5	96.8	94.8
Total expenses	35.0	132.1	64.9	114.6
Income before provision for income taxes	40.3	190.0	229.6	233.3
Net income	39.0	159.7	188.4	182.8
Operating income	46.1	157.2	190.0	141.1

Net income per diluted share	$0.57	$2.15	$2.53	$2.44
Operating income per diluted share	$0.67	$2.12	$2.55	$1.88

Financial Ratios
Loss and LAE ratio	(8.8)%	(3.3)%	(35.0)%	(17.0)%
Expense ratio	61.5%	59.2%	58.9%	65.4%
Combined ratio	52.7%	55.9%	23.9%	48.4%

GAAP Summary Balance Sheet Data (end of period)

Total investments and cash	$2,494.1	$2,469.9	$2,256.0	$2,157.9
Total assets	2,953.1	2,935.3	2,696.3	2,703.7
Unearned premium reserves	661.0	644.5	537.1	521.3
Loss and LAE reserves	121.0	120.6	128.4	236.2
Senior Notes	197.4	197.4	197.3	197.4
Series A Enhanced Junior Subordinated Debentures	149.7	149.7	—	—
Shareholders’ equity	1,694.3	1,650.8	1,661.5	1,527.6
Book value per share	$25.04	$24.44	$22.22	$20.19

Other Financial Information
Net debt service outstanding (end of period)	$186,852	$180,174	$145,694	$136,120
Net par outstanding (end of period)	138,853	132,296	102,465	95,592
Gross par outstanding (end of period)	139,801	133,303	105,258	98,221

Consolidated qualified statutory capital	1,693	1,658	1,545	1,351
Consolidated policyholders’ surplus & reserves	2,418	2,374	2,182	1,990

Ratios:
Par insured to statutory capital	82:1	80:1	66:1	71:1
Capital ratio(1)	110:1	109:1	94:1	101:1
Financial resources ratio(2)	54:1	53:1	48:1	51:1

Debt service written:
U.S. public finance	$2,698	$13,261	$13,335	$11,943
U.S. structured finance	6,348	28,902	16,724	15,131
International	3,821	17,154	5,729	3,897
Total debt service written	$12,867	$59,317	$35,788	$30,970

1.                  Capital ratio is net par and interest insured divided by qualified statutory capital.

2.                  Financial resources ratio is calculated by dividing net par and interest insured by total claims paying resources.

Endnotes related to non-GAAP financial measures discussed in the financial supplement:

(a) Present value of gross written premiums or PVP, which is a non-GAAP financial measure, is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums, on contracts written in the current period, discounted at 6% per year. We believe PVP is a useful measure for management, equity analysts and investors because it permits the evaluation of the value of new business production for Assured Guaranty by taking into account the value of estimated future installment premiums on new contracts underwritten in a reporting period, which GAAP gross premiums written does not adequately measure. Actual future net earned or written premiums may differ from PVP due to factors such  as prepayments, amortizations, refundings, contract terminations or defaults that may or may not be influenced by market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors that management cannot control or predict. This measure should not be viewed as a substitute for gross written premiums determined in accordance with GAAP.

(b) Operating income, which is a non-GAAP financial measure, is defined as net income excluding after-tax realized gains (losses) on investments and after-tax unrealized gains (losses) on derivative financial instruments. Operating return on equity (ROE) represents operating income as a percentage of average shareholders’ equity, excluding accumulated other comprehensive income. We believe that operating income and operating ROE are useful measures for management, equity analysts and investors because the presentation of operating income and operating ROE enhance the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) on investments and net unrealized gains (losses) on derivative financial instruments because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, market interest rates, credit spreads, and other factors that management cannot control or predict. These measures should not be viewed as substitutes for net income or ROE determined in accordance with GAAP.

(c) Adjusted book value, which is a non-GAAP financial measure, is defined as shareholders’ equity (book value) plus the after-tax value of the unearned premium reserve net of prepaid reinsurance premiums, plus the net present value of estimated future installment premiums in force, less future ceding commissions, after tax discounted at 6%, less deferred acquisition costs, after tax. We believe adjusted book value is a useful measure for management, equity analysts and investors because the calculation of adjusted book value permits an evaluation of the net present value of the Company’s in-force premiums and capital base. The premiums described above will be earned in future periods, but may differ materially from the estimated amounts used in determining current adjusted book value due to changes in market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, and other factors that management cannot control or predict. This measure should not be viewed as a substitute for book value determined in accordance with GAAP.

(d) Net present value of estimated future installment premiums in force, which is a non-GAAP financial measure, is defined as the present value of estimated future installment premiums from our in-force book of business, net of reinsurance and discounted at 6%. We believe net present value of estimated future installment premiums in force is a useful measure for management, equity analysts and investors because it permits an evaluation of the value of future estimated installment premiums. Estimated future premiums may change from period to period due to changes in par outstanding, maturity, or other factors that management cannot control or predict that result from market interest rates, refinancing or refunding activity, prepayment speeds, policy changes or terminations, credit defaults, or other factors. There is no comparable GAAP financial measure.

For adjusted book value, net present value of estimated future installment premiums in force, and present value of gross written premiums or PVP, we use 6% as the present value discount rate because it is the approximate taxable equivalent yield on our investment portfolio for the periods presented.

Contacts:

Equity investors and media
Sabra Purtill
Managing Director, Investor Relations and Strategic Planning
(212) 408-6044
spurtill@assuredguaranty.com

Chris McNamee
Vice President, Investor Relations
(212) 261-5509
cmcnamee@assuredguaranty.com

Fixed income investors
Patrick Early
Director, Fixed Income Investor Relations
(212) 408 6043
pearly@assuredguaranty.com
Assured Guaranty Ltd.
30 Woodbourne Avenue	Michael Walker
Hamilton HM 08	Director, Fixed Income Investor Relations
Bermuda	(212) 261-5575
www.assuredguaranty.com	mwalker@assuredguaranty.com